Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated April 3, 2015, to
the Consultant Accumulator Variable Universal Life Prospectus and
the Consultant Protector Variable Universal Life Prospectus

This supplement amends the above referenced prospectus offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

All footnote references throughout the prospectus for Van Eck VIP Multi-Manger Alternatives Fund and corresponding Variable Sub-Account are changed as follows:

Effective June 3, 2015, the Van Eck VIP Multi-Manger Alternatives Fund is no longer available as an investment alternative. Therefore, the corresponding Van Eck VIP Multi-Manger Alternatives Sub-Account that invests in this Portfolio is closed and is no longer offered as of June 3, 2015. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Van Eck VIP Multi-Manger Alternatives Sub-Account as of June 3, 2015 was transferred to the Fidelity VIP Money Market Sub-Account.